Exhibit 99.1

Expanding the Potential of CAR T Cell Therapy NASDAQ: XBIO xeneticbio.com 2021 Investor Presentation JANUARY

Forward - Looking Statements This presentation contains forward - looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 . All statements contained in this presentation other than statements of historical facts may constitute forward - looking statements within the meaning of the federal securities laws . These statements can be identified by words such as "expects," "plans," "projects," "will," "may," "anticipates," "believes," "should," "intends," "estimates," and other words of similar meaning, including, but not limited to, all statements regarding : the CAR T focus and potential upside with PolyXen technology set forth under the “Investment Highlights” section of this presentation ; XCART opportunities, including targeting tumor-specific antigens that are independent of CD 19 or other antigens common to all B-Cells and advancing towards a Phase 1 study ; plans to leverage academic collaborations with Scripps Research and Pharmsynthez ; potential for XCART to result in increased efficacy, safety and tolerability over currently approved CAR T therapies ; all statements set forth under the “Driving Development Through Academic Collaborations” section of this presentation, including statements regarding academic collaborations and upcoming potential milestones ; all statements set forth under the “ PolyXen : Next Generation Half-Life Extension Platform” section of this presentation, including those regarding potential utilities of PolyXen , royalty streams and positive data from a Phase 3 clinical trial ; expectations regarding cash runway funding the Company through preclinical advancements towards an IND filing ; all statements set forth under the “Investment Summary”, including those relating to advancing the XCART program ; and all statements regarding expectations that the CAR T therapies will hold significant revenue share by 2026 . Any forward - looking statements contained herein are based on current expectations and are subject to a number of risks and uncertainties . Many factors could cause our actual activities or results to differ materially from the activities and results anticipated in forward - looking statements . Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) unexpected costs, charges or expenses resulting from the acquisition of the CAR T technology ; (2) uncertainty of the expected financial performance of the Company ; (3) failure to realize the anticipated potential of the XCART technology ; (4) the ability of the Company to implement its business strategy ; (5) failure of Scripps Research and/or Pharmsynthez or the other academic institutions in Belarus and Russia (as applicable) to perform their obligations under their respective agreements ; (6) failure of the Company and Pharmsynthez to reach agreements with the contract sites on terms favorable to the Company, or at all ; (7) failure of our licensees to successfully utilize the PolyXen technology and generate royalties for the Company ; and (8) other risk factors as detailed from time to time in the Company’s reports filed with the SEC, including its annual report on Form 10 - K, periodic quarterly reports on Form 10 - Q, periodic current reports on Form 8 - K and other documents filed with the SEC . The foregoing list of important factors is not exclusive . In addition, forward - looking statements may also be adversely affected by general market factors, competitive product development, product availability, federal and state regulations and legislation, the regulatory process for new product candidates and indications, manufacturing issues that may arise, patent positions and litigation, among other factors . The forward - looking statements contained in this presentation speak only as of the date the statements were made, and the Company does not undertake any obligation to update forward - looking statements, except as required by law . Disclaimer The information contained in this presentation is provided for informational and discussion purposes only and is not, and may not be relied on in any manner as legal, business, financial, tax or investment advice or as an offer to sell or a solicitation of an offer to buy an interest in Xenetic Biosciences, Inc . or to participate in any trading strategy . 2

Investment Highlights

CAR T Focus:

Advancing XCART™, a personalized CAR T platform targeting cancers with a patient- and tumor-specific approach

Building on the proven success of CAR T therapy

Following established roadmap for significant early-stage value creation

Potential Upside with PolyXen® Technology:

Takeda: ongoing royalty stream through license agreement

Pharmsynthez: concluded Phase 3 study in Russia

XCART™ Opportunity

- ✓ Targeting tumor-specific antigens that are independent of CD19 or other antigens common to all B-Cells
- ✓ Advancing towards Phase 1 study
- ✓ Lead program targeting $8.8 billion non-Hodgkin lymphoma market[1]

Leveraging academic collaborations

Scripps Research

PHARMSYNTHEZ

Xenetic BIOSCIENCES

1: Triangle Insights: Company Commissioned Market Report

3

Team with Proven Expertise 4 Jeffrey F. Eisenberg Chief Executive Officer & Director Life Sciences executive with over 20 years of successful track record in value creation in both private and public companies; former CEO of Noven Pharmaceuticals, responsible for leading 2 product launches and Noven’s Novogyne Women’s Health joint venture with Novartis Curtis Lockshin, Ph.D. Chief Scientific Officer 20 years Biotech/Pharma management experience, including discovery, preclinical and clinical development and commercial manufacturing; former CEO of SciVac Therapeutics, CTO of VBI Vaccines and VP of Corporate R&D Initiatives for OPKO Health James F. Parslow , MBA, CPA Chief Financial Officer Over 30 years of experience providing financial and business leadership to biotech, manufacturing, technology, business - to - business e - commerce and cleantech industries

Scientific Advisory Board with Extensive Cell Therapy Development Experience 5 Dr. Matthew Frigault Medical Oncologist in the Hematologic Malignancy Program at the Massachusetts General Hospital Cancer Center, as well as Assistant Director of the Cellular Immunotherapy Program; serves as Instructor at Harvard Medical School Dr. Alexander Gabibov Head of the Shemyakin & Ovchinnikov Institute of Bioorganic Chemistry at the Russian Academy of Science Dr. Guenther Koehne Internationally recognized cancer specialist and current Chief of Blood & Marrow Transplant and Hematologic Oncology at the Miami Cancer Institute Dr. Greg MacMichael President and Founder of CMC BioServices , LLC; Previously served as the Senior VP of Technical Operations at Axovant Gene Therapies; VP of Development, Manufacturing and Quality Control at NantKwest Therapeutics; and Senior VP of Process, Development, Manufacturing and Quality Assurance at Rocket Pharma Dr. Maksim Mamonkin Assistant Professor, Pathology and Immunology and an independent faculty member at the Center for Cell and Gene Therapy at Baylor College of Medicine Dr. Jia Xie Assistant professor at University of Miami Department of Chemistry, assistant professor of Psychiatry and Behavior Science at University of Miami Miller School of Medicine; and visiting investigator at the Department of Chemistry at Scripps Research Institute Dr. Alexey V. Stepanov Senior Staff Scientist in the Shemyakin - Ovchinnikov Institute of Bioorganic Chemistry; Senior Staff Scientist position in the Dmitry Rogachev National Medical Research Center of Pediatric Hematology, Oncology and Immunology in Russia; Professional scientific collaborator of Dr. Richard Lerner's laboratory in The Scripps Research Institute

Personalized CAR T platform targeting cancers with a patient - and tumor - specific approach 6 Platform

Lymphoma 7 Group of blood cancers that develop from lymphocytes located in the lymph system Two Types of Lymphocytes B - Cells T - Cells Produce and secrete antibodies in the form of B - Cell receptors ( BCR) which selectively target a given antigen Helper T - Cells: modulate the function of B - Cells and killer T - Cells Killer T - Cells: selectively target (via T - Cell Receptors) and kill cells which display a given foreign or neo - antigen Focus Non - Hodgkin Lymphoma (NHL) 1 US Market Overview of all lymphomas 90% most common cancer 7 th new cases annually 77K of all NHL are B - Cell 90% 1: Triangle Insights: Company Commissioned Market Report

B - Cells and Tumor Growth 8 Tumor develops with the unique BCR clone B - Cell receptor (BCR) vs CD19 Current commercial therapies only target the common CD19 receptor that is present on all B - Cells CD19 CD19 Normal B - Cells Malignant B - Cell Proliferation (Retains Unique BCR) >1,000,000,000 Unique B - Cell Clones CD19 Unique BCR Unique BCR Unique BCR B - Cells Malignant B - Cell Clone B - Cell Tumor

Anti - CD19 CAR T Therapies Work… 9 1: https://my.clevelandclinic.org/health/treatments/17726 - car - t - cell - therapy/risks -- benefits; 2: https://www.fiercepharma.com/pharma/ash - gilead - touts - astounding - yescarta - survival - results - at - 3 - years Current CAR T therapies target both normal and malignant B - Cells >80% complete or partial response when treated with Yescarta 1 >80% remission rate when treated with Kymriah 1 47% survival rate at 39 - months when treated with Yescarta 2 All B - Cells are eliminated Anti - CD19 CAR T CAR T therapy Normal B - Cell Malignant B - Cell CD19 CD19

…But There Is Need For Improvement 10 CAR T Relapse: lack of durable response T - Cell Exhaustion: progressive loss of CAR T effector function Toxicity Problems: Cytokine Release Syndrome (CRS) Neurotoxicity B - Cell Aplasia: elimination of all B - Cells Significant shortcomings with currently approved CAR T therapies Lack of Initial Efficacy of Anti - CD19 CAR T, Due To: CD19 low : low initial levels of CD19 receptors on tumor cells CD19 - : initial lack of CD19 receptors on some or all tumor cells

CD19 Escape: Emergence of CD19- Tumor Cells Resulting from Anti-CD19 Treatments, including CAR T

~50% of CAR T treated patients relapse within 12 months[1]

~10-50% Estimated percentage of patients who relapse due to CD19 escape[2]

10-15% Of patients have a lower count of CD19-positive B-Cells due to prior therapies[2]

Incidence of CD19 escape is expected to increase with growing number of anti-CD19 treatments

Significant problem in treating B-Cell cancers, affecting the efficacy of currently approved therapies

Anti-CD19 CAR T treatment

$CD19^-$ tumor cells emerging under selective pressure of anti-CD19 treatment



$CD19^+$ malignant B-Cells

Remaining $CD19^-$ malignant B-Cells

1: Schuster SJ, et al. Presented at 60th American Society of Hematology Annual Meeting; December 1-4, 2018; San Diego, CA. Abstract 1684
2: Triangle Insights: Company Commissioned Market Report

Xenetic BIOSCIENCES 11

Anti - CD19 CAR T Targets the Tumors’ Unique BCR 12 Ability to address the CD19 escape phenomenon Malignant B - Cell Malignant B - Cell with CD19 Escape Unique BCR CD19 Unique BCR CD19

Only Targets Malignant B - Cells 13 Potential for increased efficacy, safety and tolerability over currently approved CAR T therapies Malignant B - Cell Targeted Unique BCR Presents Tumor - Specific Target Only Malignant B - Cells Eliminated Normal B - Cells are Spared CD19 CD19 Unique BCR Unique BCR Normal B - Cell Not Targeted

Selectively Kill Raji B-Cell Lines Expressing Target BCRs

Human CD8+ T cells were transduced with Lentiviral vectors coding for one of pepFL1-CAR, pepFL2-CAR, pepFL3-CAR or CD19-CAR constructs

Raji B-cells (Raji-FL1, Raji-FL2 and Raji-FL3) expressing BCRs from the respective FL lymphomas were lysed by activated human CD8+ T cells bearing a corresponding cyclopeptide-CAR construct[1]


FL patient 1
Target: Raji-FL1
CD19-CART
FL1-CART
FL3-CART
Mock
Lysis, %
Effector:Target Ratio
10:1
5:1
2,5:1
1:1
FL patient 2
Target: Raji-FL2
CD19-CART
FL1-CART
FL2-CART
Mock
FL patient 3
Target: Raji-FL3
CD19-CART
FL1-CART
FL3-CART
Mock

1: Stepanov, Alexey V., et al. "Autocrine-Based Selection of Ligands for Personalized CAR-T Therapy of Lymphoma." Science Advances, vol. 4, no. 11, 2018, doi:10.1126/sciadv.aau4580.

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XCART Addresses Need in Current Lymphoma Treatment Paradigm

Follicular Lymphoma (FL)
~14,000/year US Incidence[1]

1st Line Therapy:
~11,000 Patients

↓

2nd Line Treatment:
~5,000 Patients

↓

XCART Opportunity:
3rd Line Treatment
~3,000 Patients

Diffuse Large B-Cell Lymphoma (DLBCL)
~26,000/year US Incidence[1]

1st Line Therapy:
~21,000 Patients

↓

2nd Line Treatment:
~6,000 Patients

↓

XCART Opportunity:
3rd Line Treatment
~4,000 Patients

Xenetic BIOSCIENCES

1: Triangle Insights: Company Commissioned Market Report

15

Leveraging Academic Collaborations Expediting development pipeline with proven expertise and capabilities 16

Driving Development Through Academic Collaborations 17 Commencing clinical manufacturing process Initiating exploratory patient biopsy study in Eastern Europe Seeking U.S. FDA INTERACT meeting File U.S. IND Commence Phase 1 Trial in Eastern Europe Upcoming Potential Milestones Access to Manufacturing Suites Established CMC and Regulatory Infrastructure for Manufacturing Operational/Cost Efficiencies and Risk Mitigation

Academic Collaborator 18 Leading research institution with world renowned immunology expertise One of the original developers of the XCART platform Design and implementation of the preclinical development program Method development activities supporting process development for clinical manufacturing

Academic Collaborator 19 PHARMSYNTHEZ Optimize the overall XCART workflow Develop clinical manufacturing processes Access to clinical centers and B - Cell non - Hodgkin lymphoma (NHL) patients Conduct Phase 1 trial P1 Research organization coordinating activities with partnered academic institutions Provides access to patients and CAR T clinical manufacturing suites Shemyakin - Ovchinnikov Institute of Bioorganic Chemistry Belarussian Research Center for Pediatric Oncology, Hematology and Immunology Institute of Bioorganic Chemistry of the National Academy of Sciences of Belarus Vitebsk Regional Clinical Oncological Center

PolyXen ® PSA Technology Platform Enables Next Generation Biologic Drugs 20

PolyXen : Next Generation Half - Life Extension Platform Technology 21 Polysialylation employs the biological polymer polysialic acid (PSA) to modulate the PK and PD profiles of protein drugs Generating Royalty Stream Platform for Partnerships Extensive IP protection Clinically demonstrated to extend half - life of therapeutic proteins Applicable to franchise extensions as well as candidates in development Potential utility in other molecule classes such as peptides and small molecules ✓ Receiving royalties on net sales through exclusive license agreement in the field of coagulation disorders Positive pivotal Phase 3 data in Russia with Epolong , a polysialylated form of recombinant human erythropoietin as a treatment for anemia in patients with chronic kidney disease PHARMSYNTHEZ

Financial Snapshot NASDAQ: XBIO 22 Cash runway expected to fund Company through preclinical advancements towards IND filing Market Cap 1 Shares Outstanding Average Volume 1 ~8.75M ~$23.5M ~3.6M Cash Balance ~$7.1M as of September 30, 2020 ~$6M Does not include gross proceeds from Registered Direct Offering on December 14, 2020 1: As of January 11, 2021

Investment Summary 23 Advancing XCART program through preclinical development into the clinic as quickly as possible Positioning to have a transformative impact in the CAR T space Truly differentiated CAR T technology Lead program targeting growing $8.8 billion non - Hodgkin lymphoma market 1 PolyXen upside through licensing agreements $8.8B PHARMSYNTHEZ 1: Triangle Insights: Company Commissioned Market Report

Expanding the Potential of CAR T Cell Therapy NASDAQ: XBIO xeneticbio.com JTC Team, LLC. T: 833 - 475 - 8247 xbio@jtcir.com